THIS  AGREEMENT  is  made  on  August  20,  2005

BETWEEN

          Dominion  Estates  Pty  Ltd  (administrator  appointed)  (ACN  072 221
          375) of 13 Malcolm Court, Mount Waverley, 3149

                                                        (the "continuing party")

AND Global Realty Development Corp (formerly known as Australian Agriculture and Property Development Corporation) of 11555 Heron Bay Boulevard, Suite 200, Coral Springs, Florida 33076, USA

                                                        (the "substitute party")

AND Mount Rozier Estates (Pty) Ltd (Company Registration No. 2003/02214/07) of Farm 5A, Sir Lowrys Pass Village, Somerset West, Western Cape, South Africa

                                                          (the "retiring party")

WHEREAS

A. Under an agreement dated 28 February 2005 between the retiring party as borrower and the continuing party as lender (the 'contract') the continuing party at the request of the retiring party has provided the retiring party with financial accommodation for the purposes stated in the contract.

B. The parties to this agreement have agreed that with effect from the date of this agreement (the 'effective date') the contract shall be novated.

C. To better secure payment of the financial accommodation the substitute party has agreed to provide a Promissory Note which will be returned to the substitute party when the financial accommodation has been paid in full.

IT  IS  AGREED:

1.   Novation

     1.1 With effect on and from the effective date:

               1.1.1 the  substitute  party  shall  be  substituted  for  the retiring party under the contract as if it had originally been a party to the contract instead of the retiring party,


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

                    and all references in the contract to the retiring party in any capacity shall be read and construed as if they were references to the substitute party; and

1.1.2 the substitute party shall be bound by and comply with the provisions of the contract binding upon the retiring party and shall enjoy all the rights and benefits of the retiring party under the contract.

2.   Indemnity

     2.1 The retiring party agrees with the substitute party to indemnify and keep indemnified the substitute party from and against any liability incurred by the substitute party as a result of any action, demand, claim or proceeding against the substitute party by the continuing party under or in respect of the contract relating to any act or omission of the retiring party prior to the effective date.

     2.2 The substitute party agrees with the retiring party to indemnify and keep indemnified the retiring party from and against any liability incurred by the retiring party as a result of any action, demand, claim or proceeding against the retiring party by the continuing party under or in respect of the contract relating to any act or omission of the substitute party on or after the effective date.

3.   Release  of  Retiring  Party

     3.1 With effect on and from the effective date the continuing party releases the retiring party from all its obligations under the contract and all actions, claims or proceedings that it may have against the retiring party under or in respect of the contract relating to any act or omission of the retiring party on or after the effective date.

4.   Conditions

     Notwithstanding that the effective date may have passed, the provisions of clause 2 of this agreement shall have no force or effect until the continuing party shall have certified that it has received in form and substance satisfactory to it a legal opinion from an attorney at law in the jurisdiction applying for each of the retiring party and the substitute party certifying the manner of execution as being legally binding on the party concerned.


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

5.   Representations  and  Warranties

     5.1 Each of the retiring party and the substitute party represents and warrants to the continuing party and to each other that:

          5.1.1 status: it is a corporation validly existing under the laws of the country in which it is incorporated;

          5.1.2 corporate power and authorisations: it has the corporate power to enter into and perform its obligations under this agreement and has taken all necessary corporate action to authorise the execution, delivery and performance of this agreement;

          5.1.3 agreement binding: this agreement is its valid and binding obligation enforceable against it in accordance with its terms; and

          5.1.4 no winding up or execution: no application or order has been made for the winding up or liquidation of it; no action has been taken to seize or take possession of any of its assets; there are no unsatisfied judgments against it and it is able to pay its debts as they fall due.

          5.2 Reliance The retiring party and the substitute party acknowledge that the continuing party has entered into this agreement in reliance on the representations and warranties in clause 5(1).

6.   Expenses


          6.1 All parties shall bear their own expenses in relation to the preparation, execution and completion of this agreement; and

          6.2 The substitute party shall reimburse the continuing party for its costs and expenses of and relating to the enforcement of, or preservation of any rights under, this agreement, including legal costs and expenses on a full indemnity basis.

7.   Governing  law  and  jurisdiction


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

7.1 This agreement shall be governed by and construed in accordance with the laws of Victoria and each of the parties submits to the non-exclusive jurisdiction of its courts.

8.   Counterparts

     This agreement may be executed in any number of counterparts. All of such counterparts taken together shall be deemed to constitute the one instrument.

9.   Currency

     Repayment of the financial accommodation shall be made in Australian dollars.

EXECUTED  AS  AN  AGREEMENT

Executed  by DOMINION ESTATES        )
PTY LTD (ADMINISTRATORS              )
APPOINTED) ACN 072 221 375           )
by  being  signed by its joint
administrator SALVATORE ALGERI
in the presence of




 /s/  Tom  Fitzgerald      /s/  Salvatore  Algeri
 --------------------      -----------------------
 Tom  Fitzgerald           Salvatore  Algeri


  Tom  Fitzgerald


Executed  by  GLOBAL  REALTY           )
DEVELOPMENT  CORP  by  being           )
signed  by its Chief                   )
Financial  officer
ROGER  CHARLES  DAVIS  in  the
presence  of     )



 /s/  Roger  Charles  Davis
 --------------------------
Roger  Charles  Davis


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

Executed  by  MOUNT ROZIER             )
ESTATES (PTY) LTD by being             )
signed by ADAM MAUERBERGER             )
in  his  capacity  as  director
duly  authorised  in  the
presence  of





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
                                TABLE OF CONTENTS



1.     NOVATION...........................................     1
2.     INDEMNITY..........................................     2
3.     RELEASE  OF  RETIRING  PARTY.......................     2
4.     CONDITIONS.........................................     2
5.     REPRESENTATIONS  AND  WARRANTIES...................     2
6.     EXPENSES...........................................     3
8.     GOVERNING  LAW  AND  JURISDICTION..................     3
9.     COUNTERPARTS.......................................     3


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



                                     BETWEEN



               Dominion Estates Pty Ltd (administrator appointed)
                                (ACN 072 221 375)


                                       AND


                         Global Realty Development Corp


                                       AND


                              Mount Rozier Estates

                              --------------------
                              NOVATION OF CONTRACT
                              --------------------



                                MONAHAN + ROWELL
                                -----------------------
                                                LAWYERS

                                    Level 31
                               525 Collins Street
                              Melbourne  Vic  3000
                              Tel:  (03) 8624 2008
                              Fax:  (03) 8624 2031
                                 Ref:  SOH:50194